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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                DATED FEBRUARY 16, 1999 AS REVISED MAY 26, 1999

                          WARBURG PINCUS BALANCED FUND
                      WARBURG PINCUS GROWTH & INCOME FUND

The following information replaces certain information in "Meet the Managers" and "Management of the Fund -- Portfolio Managers":

WARBURG PINCUS BALANCED FUND

Scott T. Lewis, formerly Co-Portfolio Manager, is now the sole Portfolio Manager of the equity portion of the fund. Brian S. Posner no longer serves as a Co-Portfolio Manager. M. Anthony E. van Daalen and Charles C. Van Vleet continue to serve as Co-Portfolio Managers of the fixed income portion of the fund.

WARBURG PINCUS GROWTH & INCOME FUND

Stacy Dutton now serves as Co-Portfolio Manager of the fund, along with Co-Portfolio Manager Brian S. Posner. Ms. Dutton joined Warburg as a Senior Vice President in 1997. Previously, Ms. Dutton was a senior vice president and analyst for Jennison Associates Capital Corp. from 1993 to 1997.

Dated: June 16, 1999                                                 16-0699 for
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